UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): APRIL 10, 2015

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9705 Loiret Blvd. Lenexa, KS 66219

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) and (b) Changes in Independent Registered Public Accounting Firm.

On April 10, 2015, the Audit Committee of the Board of Directors of Digital Ally, Inc. (the “Company”) approved the engagement of McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2014 and December 31, 2013 and prior to the date of its engagement, the Company did not consult with McGladrey regarding (i) the application of accounting principles to any completed or proposed transaction, (ii) the type of audit opinion that might be rendered on our financial statements for such periods, or (iii) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

In connection with the selection of McGladrey, on April 10, 2015, the Audit Committee dismissed Grant Thornton, LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

The reports of Grant Thornton on the Company’s financial statements for each of the fiscal years ended December 31, 2014 and December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2014 and December 31, 2013 and through April 10, 2015, there were no (i) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter thereof in its report on the financial statements of the Company for such years, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Grant Thornton before its filing with the SEC. The Company requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the foregoing statements. Grant Thornton has furnished the response letter in which it agreed with the statements made concerning Grant Thornton. Grant Thornton’s letter is included as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Text of response letter received from Grant Thornton, LLP dated April 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2015

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of response letter received from Grant Thornton, LLP dated April 13, 2015.